American Funds Mortgage Fund® Prospectus Supplement June 20, 2025 (for the most recent summary and statutory prospectus, as supplemented to date)

1.	The information under the heading “Investing in future delivery contracts” in the “Principal risks” section of the summary and statutory prospectus is amended to read as follows:

Investments in future delivery contracts — The fund may enter into transactions involving future delivery contracts, such as to-be-announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage-backed securities for settlement at a future date and predetermined price. When the fund purchases these contracts, this can increase the fund’s market exposure because the value of securities the fund contracts to purchase is reflected each day in determining the fund’s net asset value and the fund is not required to pay for or obtain the securities until settlement date.  When the fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), the fund may or may not hold the types of mortgage-backed securities required to be delivered. The fund may choose to roll these transactions in lieu of settling them.

When the fund rolls the purchase of these types of future delivery transactions, the fund simultaneously sells the mortgage backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price. When the fund rolls the sale of these transactions rather than settling them, the fund simultaneously purchases the mortgage backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of the fund and may increase the risk that market prices may move unfavorably between the original and new contracts, potentially resulting in losses or reduced returns for the fund.

2.	The following paragraph will be added after the heading “Investing in derivatives” in the “Principal risks” section of the summary and statutory prospectus:

Leverage risk — Certain transactions of the fund may give rise to leverage. These transactions may include, among others, derivatives, future delivery contracts and when-issued, delayed delivery or forward commitment transactions. As a result, increases and decreases in the value of the fund’s portfolio may be magnified, and the fund may be exposed to a heighted risk of loss and increased costs.

3.	The information under the heading “Investing in future delivery contracts” in the “Investment objective, strategies and risks” section of the statutory prospectus is amended to read as follows:

Investments in future delivery contracts — The fund may enter into transactions involving future delivery contracts, such as to-be-announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage-backed securities for settlement at a future date and predetermined price. When the fund purchases these contracts, this can increase the fund’s market exposure because the value of securities the fund contracts to purchase is reflected each day in determining the fund’s net asset value and the fund is not required to pay for or obtain the securities until settlement date.  When the fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), the fund may or may not hold the types of mortgage-backed securities required to be delivered. The fund may choose to roll these transactions in lieu of settling them.

When the fund rolls the purchase of these types of future delivery transactions, the fund simultaneously sells the mortgage backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price. When the fund rolls the sale of these transactions rather than settling them, the fund simultaneously purchases the mortgage backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of the fund and may increase the risk that market prices may move unfavorably between the original and new contracts, potentially resulting in losses or reduced returns for the fund.

4.	The following paragraph will be added after the heading “Investing in derivatives” in the “Investment objective, strategies and risks” section of the statutory prospectus:

Leverage risk — Certain transactions of the fund may give rise to leverage. These transactions may include, among others, derivatives, future delivery contracts and when-issued, delayed delivery or forward commitment transactions. Leverage can magnify increases and decreases in the value of the fund’s portfolio and cause the fund to be more volatile than if the fund had not been leveraged. As a result, the fund may be exposed to a heighted risk of loss and increased costs. Leverage may also cause the fund to sell or liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to meet the fund’s applicable regulatory requirements regarding the usage of leverage.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-623-0625P Litho in USA CGD/AFD/10039-S109156